Exhibit 10.4

GUARANTY

(UNSECURED)

This GUARANTY (UNSECURED) (this “Guaranty”) is made as of May 5, 2026, by Innovative Industrial Properties, Inc., a Maryland real estate investment trust (“Guarantor”), to and for the benefit of THOROFARE ASSET BASED LENDING REIT FUND V, LLC, a Delaware limited liability company (together with its successors and assigns, collectively, “Lender”), having an address at Thorofare Capital, 200 N. Pacific Coast Highway, Suite 1850, El Segundo, California 90245.

RECITALS:

(A)          Pursuant to that certain Promissory Note, dated of even date herewith, executed by IIP-OH 2 LLC, IIP-NJ 1 LLC, IIP-NY 2 LLC, IIP-FL 4 LLC, IIP-FL 2 LLC, IIP-MI 7 LLC, IIP-VA 1 LLC, and IIP-PA 5 LLC, each a Delaware limited liability company (individually and collectively, “Borrower”), and payable to Lender in the principal amount of Fifty-Six Million Five Hundred Thousand and No/100 Dollars ($56,500,000.00) (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Note”), Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan (“Loan”) made pursuant to that certain Loan Agreement, of even date herewith between Borrower and Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”).

(B)           Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined).

(C)           Guarantor is the owner of an indirect interest in Borrower, and Guarantor will directly benefit from Lender’s making the Loan to Borrower.

(D)          All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

ARTICLE I

NATURE AND SCOPE OF GUARANTY

1.1.          Guaranty of Guaranteed Obligations. Subject to the terms hereof, Guarantor hereby jointly and severally, irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.

1.2.          Definition of Guaranteed Obligations. As used herein, the term “Guaranteed Obligations” means all of the obligations and liabilities of Borrower under the Loan Agreement, the Note and the other Loan Documents, including, without limitation, the obligation of Borrower to pay the Indebtedness in accordance with the terms and provisions of the Note, the Loan Agreement and the other Loan Documents.

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1.3.          Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor. The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note or any part thereof and shall not be discharged by the assignment, modification, transfer or negotiation of all or part of the Note.

1.4.          Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower (other than payment of money), or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

1.5.          Payment By Guarantor. If all or any part of the Guaranteed Obligations shall not be paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, within ten (10) Business Days following written demand by Lender, and without other presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever (other than notice required herein and in the other Loan Documents or expressly required by applicable Laws), all such notices being hereby waived by Guarantor, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender’s address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

1.6.          No Duty To Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of Guarantor hereunder, first to (a) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other Person, (b) enforce Lender’s rights against any collateral which shall ever have been given to secure the Loan, (c) enforce Lender’s rights against any other guarantor of the Guaranteed Obligations, (d) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (e) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (f) resort to any other means of obtaining payment of the Guaranteed Obligations. Except to the extent required by applicable law, Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

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1.7.          Waivers. Guarantor hereby waives to the fullest extent now or hereafter not prohibited by applicable law or not otherwise expressly required pursuant to the Loan Documents, but expressly excluding defense of payment of the Indebtedness or the Guaranteed Obligations (I) notice of (a) any loans or advances made by Lender to Borrower, (b) acceptance of this Guaranty, (c) any amendment or extension of the Note, the Loan Agreement or any other Loan Document to which Guarantor is not a party, (d) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Property, (e) the occurrence of (X) any breach by Borrower of any of the terms or conditions of the Loan Agreement or any other Loan Documents, or (Y) an Event of Default, (f) Lender’s transfer or disposition of the Guaranteed Obligations, or any part thereof made in accordance with the Loan Agreement, (g) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (h) protest, proof of non-payment or default by Borrower, and (i) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and/or the obligations hereby guaranteed, (II) all suretyship defenses and defenses in the nature thereof (all of which defenses are hereby waived), (III) any right or claim of right to cause a marshalling of the assets of Borrower or of any collateral for the Loan, or to cause Lender to proceed against any of the other security for the Guaranteed Obligations or the Obligations of Borrower before proceeding under this Guaranty against Guarantor, or, if there shall be more than one Guarantor, to require Lender to proceed against any other guarantor of the Guaranteed Obligations or Guarantor in any particular order, (IV) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Guarantor, (V) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons, (VI) any defense based upon an election of remedies by Lender, (VII) any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower or of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Guarantor hereunder; (VIII) any lack of notice of disposition or of manner of disposition of any collateral for the Loan, (IX) any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents, (X) any lack of commercial reasonableness in dealing with the collateral for the Loan to the extent such dealings are not inconsistent with the requirements of the Loan Documents, (XI) any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed, (XII) an assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Guarantor or the collateral for the Loan (which is not part of the bankruptcy estate), and (XIII) any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Code, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise.

1.8.          No Impairment. The liability of Guarantor hereunder shall in no way be limited, expanded or impaired by, and Guarantor hereby consents to any amendment or modification of the provisions of the Loan Documents to or with Lender by Borrower. In addition, the liability of Guarantor under this Guaranty and the other Loan Documents shall in no way be limited, expanded or impaired by:

(a)          any acceleration of the Loan or any extensions of time for performance required by any of the Loan Documents;

(b)          any amendment to or modification of any of the Loan Documents, or any waiver of any term thereunder;

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(c)          any sale, transfer, securitization or assignment of the Loan or any part thereof or any sale, transfer or exchange of all or part of the collateral for the Loan;

(d)          except as otherwise set forth herein, any exculpatory, or nonrecourse, or limited recourse, provision in any of the Loan Documents limiting Lender’s recourse to the collateral for the Loan or to any other property or limiting Lender’s rights to a deficiency judgment against Borrower;

(e)          the accuracy or inaccuracy of the representations and warranties made by or on behalf of Guarantor herein or by or on behalf of Borrower, or any Affiliate or successor of Borrower in any of the Loan Documents;

(f)          the release of Borrower, any Affiliate or successor of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise;

(g)         the filing of any bankruptcy or reorganization proceeding by or against Borrower, any Affiliate or successor of Borrower or any subsequent owner of the Property;

(h)          the release or substitution in whole or in part of any collateral or security for the Obligations;

(i)           Lender’s failure to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Obligations;

(j)           the release of any other party now or hereafter liable upon or in respect of this Guaranty or any of the other Loan Documents;

(k)          the invalidity or unenforceability of all or any portion of any of the Loan Documents as to Borrower or any other person or entity;

(l)           any change in the composition of Borrower, including, without limitation, the withdrawal or removal of the beneficial owner from any current or future position of ownership, management or control of Borrower; or

(m)         the taking or failure to take any action of any type whatsoever.

Any of the foregoing may be accomplished with or without notice (except as required by applicable law, this Guaranty or any other Loan Document) to Borrower or Guarantor and with or without consideration.

1.9.          Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, within ten (10) Business Days following written demand by Lender, pay to Lender all reasonable actual out-of-pocket costs and expenses (including court costs and reasonable attorneys’ fees and costs) incurred by Lender in the enforcement hereof or the preservation of Lender’s rights hereunder together with interest thereon at the Default Rate from the date such request by Lender is received by Guarantor until the date of payment to Lender; provided, however, that Guarantor shall not be required to pay such enforcement costs if Lender was not the prevailing party in the action or for any such enforcement costs or expenses to the extent resulting from the illegal acts, fraud, bad faith, willful misconduct or gross negligence of Lender.

1.10.        Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain (or shall be reinstated to be) in full force and effect to the extent of such restoration or rescission. It is the intention of Borrower and Guarantor that Guarantor’s obligations hereunder shall not be discharged except by Guarantor’s performance of such obligations and then only to the extent of such performance.

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1.11.        Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, to the extent now or hereafter not prohibited by applicable law, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise. Such waiver, release and abrogation shall apply only until the Loan is indefeasibly repaid in full.

1.12.        Delay Not Waiver. No delay on Lender’s part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Lender in any instance shall constitute a waiver in any other instance

1.13.        Borrower/Guarantor. The term “Borrower” or “Guarantor” as used herein shall include any successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or Guarantor, as the case may be.

1.14.        Bankruptcy Waivers. Notwithstanding anything to the contrary in this Guaranty or in any of the other Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Indebtedness or to require that all collateral shall continue to secure all of the Indebtedness owing to Lender in accordance with the Loan Documents. Guarantor expressly waives any defense or benefits arising out of any voluntary or involuntary filing by or on behalf of Borrower for protection under any federal or state bankruptcy, insolvency, or debtor relief laws, including without limitation under Sections 364 or 1111(b)(2) of the Bankruptcy Code.

ARTICLE II

EVENTS AND CIRCUMSTANCES NOT REDUCING OR
DISCHARGING GUARANTOR’S OBLIGATIONS

Guarantor hereby agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice (other than such notices as may be required by applicable Laws)) which Guarantor might otherwise have as a result of or in connection with any of the following:

2.1.          Modifications/Sales. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations (except as provided by any such modification of this Guaranty), the Note, the Security Instrument, the Loan Agreement, the other Loan Documents or any other document, instrument, contract or understanding between Borrower and Lender or any other parties pertaining to the Guaranteed Obligations, or any sale, transfer, securitization, assignment or foreclosure of the Note, the Loan Agreement, the Security Instrument, or any other Loan Documents or any sale or transfer of the Property, or any failure of Lender to notify Guarantor of any such action.

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2.2.          Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor.

2.3.          Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor (except as otherwise set forth herein), or any changes in the shareholders, partners or members, as applicable, of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

2.4.          Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (a) the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, (b) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (c) the officers or representatives executing the Note, the Security Instrument, the Loan Agreement or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (d) the Guaranteed Obligations violate applicable usury laws, (e) the Borrower has valid defenses (except for the defense of payment defense of payment of the Indebtedness or the Guaranteed Obligations), claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (f) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (g) the Note, the Security Instrument, the Loan Agreement or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

2.5.          Release of Obligors. Other than in connection with payment in full of the Indebtedness or the Guaranteed Obligations, any full or partial release of the liability of Borrower for the Guaranteed Obligations, or any part thereof, or of any co-guarantor, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support from any other Person, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other Persons (including Borrower) will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other Persons (including Borrower) to pay or perform the Guaranteed Obligations.

2.6.          Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

2.7.          Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

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2.8.          Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (a) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (b) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (c) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

2.9.          Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Guaranteed Obligations.

2.10.        Representation. The accuracy or inaccuracy of the representations and warranties made by Guarantor herein or by Borrower in any of the Loan Documents.

2.11.        Offset. The Note, the Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released by reason of any existing or future right of offset, claim or defense of Borrower (other than payment of money) against Lender, or any other Person, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise (except for the defense of payment in full of the Guaranteed Obligations).

2.12.        Merger. The reorganization, merger or consolidation of Borrower or Guarantor into or with any Person.

2.13.        Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or to any other Person.

2.14.        Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows as of the date of this Guaranty:

3.1.          Benefit. Guarantor is an Affiliate of Borrower, is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

3.2.          Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

3.3.          No Representation By Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty.

3.4.          Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities, including the Guaranteed Obligations. In addition, copies of the financial statements of Guarantor that have been delivered to Lender as required hereunder fairly and accurately present in all material respects Guarantor’s financial condition as of the dates covered thereby and no material and adverse change has occurred in Guarantor’s financial condition or business since the dates covered thereby to the extent such change would result in a breach of Section 5.2 hereunder.

3.5.          Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any material contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor, to the extent that such conflict, default or breach would materially and adversely affect Guarantor’s ability to perform its obligations under this Guaranty. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights or general principles of equity.

3.6.          No Litigation. Except as disclosed to Lender in writing, there is no litigation pending, or threatened in a writing received by Guarantor, against Guarantor.

3.7.          Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof (as to their accuracy when made); provided that such representations and warranties are only made as of the date hereof.

ARTICLE IV

SUBORDINATION OF CERTAIN INDEBTEDNESS

4.1.          Subordination of All Guarantor Claims. As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, and whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations. For the avoidance of doubt, Guarantor Claims do not include dividends, distributions, returns or other similar payments to be made by Borrower, except to the extent such payments are made in violation of the Loan Agreement.

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4.2.          Claims in Bankruptcy. In the event of any receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceeding involving Guarantor as a debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender as collateral for the payment by Guarantor of its obligations under the Guaranty. Should Lender receive, for application against the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit against the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

4.3.          Payments Held in Trust. Notwithstanding anything to the contrary in this Guaranty, in the event that Guarantor shall receive any funds, payments, claims or distributions in respect of Guarantor Claims which are prohibited by Section 4.1 of this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims and/or distributions so received except to pay such funds, payments, claims and/or distributions promptly to Lender, and Guarantor covenants promptly to pay the same to Lender, which amount(s) shall be held by Lender for application to the Indebtedness.

4.4.          Liens Subordinate. Until such time as the Loan is indefeasibly repaid in full, Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Until such time as the Loan is indefeasibly repaid in full, without the prior written consent of Lender, Guarantor shall not (a) exercise or enforce any creditor’s rights it may have against Borrower, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or the joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

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ARTICLE V

FINANCIAL COVENANTS

5.1.          Definitions. As used in this Article 5, the following terms shall have the respective meanings set forth below:

(a)          “Liquid Assets” shall mean assets in the form of cash, cash equivalents, obligations of (or fully guaranteed as to principal and interest by) the United States or any agency or instrumentality thereof (provided the full faith and credit of the United States supports such obligation or guarantee), certificates of deposit issued by a commercial bank having net assets of not less than $500 million, securities listed and traded on a recognized stock exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations, or liquid debt instruments that have a readily ascertainable value and are regularly traded in a recognized financial market.

(b)          “Net Worth” shall mean, as of a given date, (x) the total assets of Guarantor on a as of such date less (y) Guarantor’s total liabilities as of such date, determined in accordance with sound accounting principles consistently applied.

5.2.          Covenants. Until the Indebtedness and the Guaranteed Obligations have been paid in full, (i) Guarantor shall at all times collectively maintain on an combined basis (A) a Net Worth of at least $120,000,000.00, and (B) Liquid Assets having a market value of at least $12,000,000.00, (ii) Guarantor shall deliver to Lender, concurrently with the delivery of each financial statement required to be delivered by or on behalf of Guarantor under the Loan Documents, a certificate signed by Guarantor setting forth in reasonable detail such Guarantor’s Net Worth and Liquid Assets, based on such financial statement, which certificate and financial statement shall be similar in form and substance to those delivered to Lender upon the origination of the Loan.

ARTICLE VI

MISCELLANEOUS

6.1.          Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. All waivers hereunder shall be construed only to the extent permitted by applicable law.

6.2.          Notices. All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement, with any notice or other written communication to Guarantor hereunder sent to the address for Borrower under Section 10.6 of the Loan Agreement.

6.3.          Governing Law. This Guaranty shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York without regard to principles of conflict of laws.

6.4.          Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

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6.5.          Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

6.6.          Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives. Lender may sell, assign, pledge, participate, transfer or delegate, as applicable to one or more Persons all or a portion of its rights and obligations under this Guaranty in connection with any assignment, sale, pledge, participation or transfer of the Loan and the Loan Documents in accordance with the terms thereof. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Guaranty. Except as permitted hereunder or under the Loan Documents, Guarantor shall not have the right to delegate, assign or transfer its rights or obligations under this Guaranty without the prior written consent of Lender, and any attempted assignment, delegation or transfer without such consent shall be null and void. If Guarantor consists of more than one Person, the obligations of each such Person or party under this Guaranty shall be joint and several.

6.7.          Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

6.8.          Recitals. The recitals and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

6.9.          Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all Persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

6.10.          Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

6.11.        Entirety. THIS GUARANTY EMBODIES THE FINAL AND ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS GUARANTY, AND NO COURSE OF DEALING AMONG GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

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6.12.        Waiver of Right To Trial By Jury. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF GUARANTOR AND LENDER (BY ITS ACCEPTANCE OF THIS GUARANTY) HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE LOAN AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF GUARANTOR AND LENDER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND GUARANTOR IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR AND LENDER, RESPECTIVELY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR ALSO WAIVES (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (OTHER THAN A MANDATORY OR COMPULSORY COUNTERCLAIM), (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

6.13.        Reinstatement in Certain Circumstances. If at any time any payment of the Guaranteed Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor’s obligations hereunder with respect to such Guaranteed Obligations shall be reinstated as though such payment had been due but not made at such time.

6.14.        Gender; Number; General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, (a) words used in this Guaranty may be used interchangeably in the singular or plural form, (b) any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, (c) the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein”, (d) the word “Lender” shall mean “Lender and any subsequent holder of the Note”, (e) the word “Property” shall include any portion of the Property and any interest therein, and (f) the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all reasonable out-of-pocket attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels (but excluding the fees and disbursements of in-house counsel), actually incurred or paid by Lender in protecting its interest in the Property, the Leases and/or the Rents and/or in enforcing its rights hereunder.

6.15.        No Waiver; Time of Essence. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Guaranty is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof.

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6.16.        Venue. Each of Guarantor and Lender hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any New York state court or any United States federal court sitting in the State of New York, in each case in the City of New York, Borough of Manhattan having jurisdiction over any Dispute between such parties with respect to this guaranty. GUARANTOR does hereby appoint Cogency Global, 122 East 42nd Street, 18th Floor, New York, NY 10168, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding in any federal or state court in New York, New York. Each of Guarantor and Lender hereby irrevocably waives, to the fullest extent permitted by Law, any objection that such party may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Nothing herein shall affect the right of Lender to serve process in any manner permitted by Law or limit the right of Lender to bring proceedings against Guarantor in any other court or jurisdiction.

6.17.        Assignments By Lender. Subject to the terms of the Loan Agreement, Lender may at its sole cost and expense, without notice to, or consent of, Guarantor, sell, assign or transfer to or participate with any entity or entities all or any part of the Indebtedness and Lender’s right, title and interest under the Loan Documents in accordance with the Loan Documents, and each such entity or entities shall have the right to enforce the provisions of this Guaranty and any of the other Loan Documents as fully as Lender, provided that Lender shall continue to have the unimpaired right to enforce the provisions of this Guaranty and any of the other Loan Documents as to so much of the Loan that Lender has not sold, assigned or transferred.

6.18.        Unsecured Obligations. Guarantor acknowledges that, notwithstanding any other provision of this Guaranty or any of the Loan Documents to the contrary, the obligations of Guarantor under this Guaranty are not secured by the Security Instrument.

6.19.        Termination. Notwithstanding anything to the contrary contained in this Guaranty, this Guaranty shall terminate and be of no further force or effect at such time as the Indebtedness has been indefeasibly repaid in full.

6.20.        No Third Party Rights. Nothing in this Guaranty, express or implied, shall confer upon any Person other than Guarantor, Lender and their respective successors and assigns, any rights or remedies under or by reason of this Guaranty.

6.21.        Acknowledgment. Guarantor hereby acknowledges that it has read and understands all of the provisions of this Guaranty, including the waiver of jury trial set forth herein, and has been advised by legal counsel as Guarantor has deemed to be necessary or appropriate.

[Signatures on following page]

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty the day and year first above written.

GUARANTOR:

Innovative Industrial Properties, Inc.,

a Maryland real estate investment trust

By:	/s/ David Smith
Name:	David Smith
Title:	Chief Financial Officer

Signature Page – Guaranty (IIPR Portfolio)